UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

XPRESSPA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 12th Floor

New York, New York 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 525-4319

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)

On April 30, 2019, XpresSpa Group, Inc. (the “Company”) named Douglas Satzman, who currently serves as the Company’s Chief Executive Officer and Principal Executive Officer, to the additional posts of Principal Financial Officer and Principal Accounting Officer.

Mr. Satzman, 45, has served as the Company’s Chief Executive Officer since February 2019. Prior to joining the Company, Mr. Satzman served as CEO of Joe Coffee Company, a premium Specialty Coffee chain serving craft roasted coffee and artisanal food items with over 20 company owned cafes in New York City and Philadelphia. During his tenure, he created a multi-channel national growth plan, created infrastructure and assembled a leadership team after the first private equity investment in the 15 year-old family business. Previously, Mr. Satzman was Chief Executive Officer, U.S. of Le Pain Quotidien, a premium Bakery & Full Service Restaurant chain serving artisanal breads/pastries, organic products & wholesome cuisine in over 90 company-owned restaurants across the U.S. where he developed a long-term growth strategy focused on building organic sales, opening new stores and markets, creating multi-channel growth platforms and leveraging technology. He also re-organized the corporate and field teams which resulted in improved customer service, improved store level support and reduced costs. Prior to that, Mr. Satzman spent 14 years at Starbucks Coffee Company where he held roles of increasing responsibility across the U.S. and Europe, culminating in being named Senior Vice-President, EMEA Business Development & Channel Operations. In that role, he led and delivered a high growth strategy across Europe, Russia, Middle East and Africa as well as non-company owned retail operations across more than 35 countries. During his assignments in the U.S. and EMEA, Mr. Satzman’s direct responsibilities included leading the travel vertical, including operations and business development across all airports resulting in significant revenue, profit and growth.

There are no arrangements or understandings between Mr. Satzman and any other persons pursuant to which he was selected as a director or officer of the Company, he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and there are no family relationships between Mr. Satzman and any director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPRESSPA GROUP, INC.

Dated: April 30, 2019	By:	/s/ Douglas Satzman
Name: Douglas Satzman
Title: Chief Executive Officer